EXHIBIT 24.1
                                POWER OF ATTORNEY
                                -----------------
                            (1996 Stock Option Plan)
                            (1997 Stock Option Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC., does hereby constitute and appoint KARL C. POWELL, JR. and ROBERT S. GREGG, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Sequent Computer Systems, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Sequent Computer Systems, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Sequent Computer Systems, Inc. issuable pursuant to 1996 Stock Option Plan and 1997 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Sequent Computer Systems, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: September 8, 1999.

                                          KARL C. POWELL, JR.
                                          --------------------------------------
                                          Karl C. Powell, Jr.

                                          ROBERT S. GREGG
                                          --------------------------------------
                                          Robert S. Gregg

                                          JOHN McADAM
                                          --------------------------------------
                                          John McAdam

                                          FRANK C. GILL
                                          --------------------------------------
                                          Frank C. Gill

                                          LARRY R. LEVITAN
                                          --------------------------------------
                                          Larry R. Levitan

                                          MICHAEL S. SCOTT MORTON
                                          --------------------------------------
                                          Michael S. Scott Morton

                                          MARTIN A. STERN
                                          --------------------------------------
                                          Martin A. Stern

                                          ROBERT W. WILMOT
                                          --------------------------------------
                                          Robert W. Wilmot